SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) March 20, 2000


                          Discovery Laboratories, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                          000-26422                           94-3171943
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(State or Other                  (Commission                    (I.R.S. Employer
Jurisdiction of                  File Number)                     Identification
incorporation)                                                              No.)





           350 Main Street, Suite 307, Doylestown, Pennsylvania  18901
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               (Address of Principal Executive Offices     (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (215) 340-4699


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         (Former Name or Former Address, If Changed Since Last Report.)





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ITEM 5.      Other Events.

             On March 20, 2000, Registrant issued a press release to announce that it has entered into definitive agreements to raise approximately $18,868,500 in gross proceeds through a private placement. The Company will issue units consisting of an aggregate of 2,902,846 shares of its common stock and 580,569 Class E warrants with an exercise price of $7.63. In addition, the Company will pay Paramount Capital, Inc., the placement agent, a fee consisting of $1,320,795 and 348,341 warrants with an exercise price of $8.11.

ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.

             ExhibitDescription
             ------------------
             4.1           Form of Class E Warrant
             99.1          Press Release, dated March 20, 2000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DISCOVERY LABORATORIES, INC.


                                      By: /s/ Robert J. Capetola, Ph.D.
                                          -------------------------------
                                          Name:  Robert J. Capetola, Ph.D.
                                          Title: President and Chief Executive
                                                 Officer


Date:  March 29, 2000

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